                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2005

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                     000-51166              38-3423227
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)         Identification Number)


1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                       49441
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           231-780-1800



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 26, 2005, the Board of Directors of Community Shores Bank Corporation (the "Company") adopted, subject to receiving shareholder approval, a 2005 Employee Stock Option Plan and a 2005 Director Stock Option Plan. The 2005 Employee Stock Option Plan provides for the issuance of stock options for up to 53,000 shares (subject to adjustment) of Company common stock to employees of the Company and its subsidiaries. The 2005 Director Stock Option Plan provides for the issuance of stock options for up to 20,000 shares (subject to adjustment) of Company common stock to directors of the Company or its subsidiaries who are not employees. The term of an option granted under either Plan cannot exceed ten years, and no option can be granted under either Plan after December 31, 2014. The exercise price per share of common stock for options granted under either Plan cannot be less than the fair market value of the Company's common stock on the date of grant.

         Both of the Plans were approved by the Company's shareholders at the annual meeting of shareholders held on May 12, 2005. Accordingly, the adoption of the Plans is no longer subject to the receipt of shareholder approval.

         Both Plans are described in the Company's proxy statement that was filed with the Securities and Exchange Commission for its May 12, 2005 annual meeting, and copies of the Plans are set forth in Appendices A and B to that proxy statement, and incorporated by reference as exhibits to this report. A copy of the form of the stock option agreement that the Company's Board of Directors approved on January 26, 2005 for use when granting options to employees under the 2005 Employee Stock Option Plan is filed with this report as an exhibit.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                       Description

      10.1 2005 Employee Stock Option Plan is incorporated by reference to Appendix A of the Company's proxy statement for its May 12, 2005 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-51166)

      10.2 2005 Director Stock Option Plan is incorporated by reference to Appendix B of the Company's proxy statement for its May 12, 2005 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-51166)

      10.3 Form of stock option agreement for options granted under the 2005 Employee Stock Option Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY SHORES BANK CORPORATION



                                            By:      /S/ TRACEY A. WELSH
                                               ---------------------------------
                                                     Tracey A. Welsh
                                                     Senior Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer

Date:  May 17, 2005

                                  EXHIBIT INDEX


Exhibit Number                       Description

      10.1 2005 Employee Stock Option Plan is incorporated by reference to Appendix A of the Company's proxy statement for its May 12, 2005 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-51166)

      10.2 2005 Director Stock Option Plan is incorporated by reference to Appendix B of the Company's proxy statement for its May 12, 2005 annual meeting of shareholders that was filed with the Securities and Exchange Commission (Commission File No. 000-51166)

      10.3 Form of stock option agreement for options granted under the 2005 Employee Stock Option Plan